UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

October 4, 2006
Date of Report (Date of Earliest Event Reported)

BabyUniverse, Inc.
(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 South U.S. Highway One, Suite 500
Jupiter, Florida  33477
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 277-6400

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

          On October 5, 2006, BabyUniverse, Inc. (the “Company”) issued a press release announcing that it has retained Banc of America Securities LLC as its financial advisor with respect to its prior decision to explore strategic alternatives to enhance shareholder value. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated October 5, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2006	BABYUNIVERSE, INC.

/s/ Robert Brown

Robert Brown
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release dated October 5, 2006.